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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                    -------------

                                      FORM  T-1

                         STATEMENT OF ELIGIBILITY UNDER THE
                           TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)______

                                    -------------

                     TEXAS  COMMERCE  BANK  NATIONAL  ASSOCIATION
                 (Exact name of trustee as specified in its charter)

                                      74-0800980
                                   (I.R.S. Employer
                                 Identification No.)

           712 MAIN STREET                                          77002
            HOUSTON, TEXAS                                        (Zip Code)
(Address of principal executive offices)

                       LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                        HOUSTON, TEXAS  77002  (713) 216-2448
             (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                                    -------------

                               DRESSER INDUSTRIES, INC.
                 (Exact name of obligor as specified in its charter)

              DELAWARE                                        75-0813641
    (State or other jurisdiction of                        (I.R.S. Employer
    incorporation or organization)                        Identification No.)

         2001 ROSS AVENUE
          DALLAS, TEXAS                                          75201
(Address of principal executive offices)                       (Zip Code)

                                   DEBT SECURITIES

                         (Title of the indenture securities)

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ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

              Comptroller of the Currency, Washington, D.C.
              Federal Deposit Insurance Corporation, Washington, D.C.
              Board of Governors of The Federal Reserve System, Washington,
              D.C.

         (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

              Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         The obligor is not an affiliate of the trustee.

         (See Note on Page 5.)


ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

         FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                 COL. A                             COL. B
             TITLE OF CLASS                  AMOUNT OUTSTANDING
             --------------                  ------------------
         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

         IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

         (A)  TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER
              INDENTURE.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

         (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

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ITEM 5.  INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR
         OR UNDERWRITERS.

         IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
         OFFICIALS.

         FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

            COL. A          COL. B          COL. C            COL. D
                                                           PERCENTAGE OF
                                                         VOTING SECURITIES
                                                          REPRESENTED BY
                                          AMOUNT OWNED     AMOUNT GIVEN
         NAME OF OWNER   TITLE OF CLASS   BENEFICIALLY      IN COL. C
         -------------   --------------   ------------    ----------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
         OFFICIALS.

         FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

            COL. A          COL. B          COL. C            COL. D
                                                           PERCENTAGE OF
                                                         VOTING SECURITIES
                                                          REPRESENTED BY
                                          AMOUNT OWNED     AMOUNT GIVEN
         NAME OF OWNER   TITLE OF CLASS   BENEFICIALLY      IN COL. C
         -------------   --------------   ------------    ----------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

         FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

            COL. A            COL. B           COL. C               COL. D
                           WHETHER THE      AMOUNT OWNED
                           SECURITIES    BENEFICIALLY OR HELD   PERCENT OF CLASS
                           ARE VOTING   AS COLLATERAL SECURITY   REPRESENTED BY
                          OR NONVOTING    FOR OBLIGATIONS         AMOUNT GIVEN
         TITLE OF CLASS    SECURITIES       IN DEFAULT             IN COL. C
         --------------   ------------  ----------------------  ----------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

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ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER
ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

       COL. A             COL. B             COL. C                COL. D
                                          AMOUNT OWNED
                                       BENEFICIALLY OR HELD    PERCENT OF CLASS
                                      AS COLLATERAL SECURITY    REPRESENTED BY
  NAME OF ISSUER AND      AMOUNT        FOR OBLIGATIONS IN       AMOUNT GIVEN
    TITLE OF CLASS      OUTSTANDING     DEFAULT BY TRUSTEE        IN COL. C
  ------------------    -----------   ----------------------   ----------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

       COL. A             COL. B             COL. C                COL. D
                                          AMOUNT OWNED
                                       BENEFICIALLY OR HELD    PERCENT OF CLASS
                                      AS COLLATERAL SECURITY    REPRESENTED BY
  NAME OF ISSUER AND      AMOUNT        FOR OBLIGATIONS IN       AMOUNT GIVEN
    TITLE OF CLASS      OUTSTANDING     DEFAULT BY TRUSTEE        IN COL. C
  ------------------    -----------   ----------------------   ----------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

       COL. A             COL. B             COL. C                COL. D
                                          AMOUNT OWNED
                                       BENEFICIALLY OR HELD    PERCENT OF CLASS
                                      AS COLLATERAL SECURITY    REPRESENTED BY
  NAME OF ISSUER AND      AMOUNT        FOR OBLIGATIONS IN       AMOUNT GIVEN
    TITLE OF CLASS      OUTSTANDING     DEFAULT BY TRUSTEE        IN COL. C
  ------------------    -----------   ----------------------   ----------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


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ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

         EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

              COL. A                   COL. B                    COL. C
            NATURE OF                  AMOUNT
          INDEBTEDNESS               OUTSTANDING                DATE DUE
          ------------               -----------                --------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 13. DEFAULTS BY THE OBLIGOR.

         (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 5.)

         (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There has not been a default under any such indenture or series. (See Note on Page 5.)


ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

         IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 15. FOREIGN TRUSTEE.

         IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

         Not applicable.

ITEM 16. LIST OF EXHIBITS.

         LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF
ELIGIBILITY.

    -1        A copy of the articles of association of the trustee as now in effect.
    #2        A copy of the certificate of authority of the trustee to commence business.
    *3        A copy of the authorization of the trustee to exercise corporate trust powers.
   //4        A copy of the existing by-laws of the trustee.
     5        Not applicable.
    *6        The consent of the trustee required by Section 321(b) of the Act.
    +7        A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or
              examining authority.
     8        Not applicable.
     9        Not applicable.

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     -        Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-56195.

     # Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-42814.

     * Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-11 File No. 33-25132.

     // Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-65055.

     + Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-3 File No. 333-26519.

                       -------------------------------

                                     NOTE

         Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, TEXAS COMMERCE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF HOUSTON AND STATE OF TEXAS, ON THE 25TH DAY OF JUNE, 1997.



                                        TEXAS COMMERCE BANK
                                        NATIONAL ASSOCIATION


                                        By: /s/ Leah Foshee
                                            ---------------------------
                                            Leah Foshee
                                            Assistant Vice President